RSM Haarmann Hemmelrath

**AUDITORS´ REPORT IN ACCORDANCE WITH THE STANDARDS Of THE PCAOB**

**To the shareholders of EDI Exploration Drilling International GmbH, Haltern am See:**

We have audited the accompanying balance sheets of EDI Exploration Drilling International GmbH as of December 31, 2005 and 2004, and the related statements of operations, stockholders' equity, and cash flows for each of the two years in the period ended December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2005, in conformity with US generally accepted accounting principles.

Hamburg/Düsseldorf, February 9, 2006

RSM Haarmann Hemmelrath GmbH
Wirtschaftsprüfungsgesellschaft (Auditors)
Steuerberatungsgesellschaft (Tax Advisors)

RSM Haarmann Hemmelrath

Jahresabschluss zum 31. Dezember 2005
der

**EDI Exploration Drilling International GmbH**
**Haltern am See**

nach US-GAAP

**RSM Haarmann Hemmelrath GmbH**
Wirtschaftsprüfungsgesellschaft Steuerberatungsgesellschaft
ist Mitglied von RSM International.
Die Angabe der o.g. Geschäftsführer und Generalbevollmächtigten (*) sowie der Niederlassungsleiter (**) erfolgt mit ihrem jeweiligen Bürositz.
(** *) ist nicht zugleich Geschäftsführer.

Martin-Luther-Platz 26
40212 Düsseldorf
Tel.: (+49-2 11) 83 99-0
Fax: (+49-2 11) 83 99-1 33

Sitz München, Amtsgericht München HRB-Nr. 91675.

Berlin, Bielfeld, Düsseldorf,
Frankfurt a. M., Hamburg, Leipzig,
München.

## ANLAGEN

1. Bilanz zum 31. Dezember 2005 nach US-GAAP
2. Gewinn- und Verlustrechnung für das Geschäftsjahr 2005 nach US-GAAP
3. Kapitalflussrechnung für das Geschäftsjahr 2005 nach US-GAAP
4. Eigenkapitalspiegel für das Geschäftsjahr 2005 nach US-GAAP
5. Anhang für das Geschäftsjahr 2005 nach US-GAAP
6. Bestätigungsvermerk des Abschlussprüfers
7. Allgemeine Auftragsbedingungen

## EDI Exploration Drilling International GmbH, Haltern am See

### Bilanz nach US-GAAP zum 31. Dezember 2005

| Aktiva | Anmerkung | 31. 12 2005 EUR | 31. 12 2004 EUR |
|---|---|---|---|
| **Kurzfristiges Vermögen** | | | |
| Kassenbestand, Guthaben bei Kreditinstituten | (1) | 108.838 | 30.606 |
| Forderungen und sonstige Vermögensgegenstände | | | |
| Forderungen gegen Gesellschafter | | 340.570 | 0 |
| Sonstige Vermögensgegenstände und Rechnungsabgrenzungsposten | | 68.825 | 70 |
| | (2) | 409.395 | 70 |
| **Summe kurzfristiges Vermögen** | | **518.233** | **30.676** |
| **Langfristiges Vermögen** | | | |
| Sachanlagen | | | |
| Grundstücke einschließlich der Bauten auf fremden Grundstücken | | 1.475 | 0 |
| Technische Anlagen und Maschinen | | 90.181 | 0 |
| Übrige Betriebs- und Geschäftsausstattung | | 23.760 | 0 |
| Geleistete Anzahlungen | | 13.362 | 0 |
| | (3) | 128.778 | 0 |
| Immaterielle Vermögensgegenstände | | | |
| Konzessionen, gewerbliche Schutzrechte | (4) | 42.475 | 0 |
| **Summe langfristiges Vermögen** | | **171.253** | **0** |
| **Latente Steuern** | (5) | **275.340** | **1.940** |
| **Summe Aktiva** | | **964.826** | **32.616** |

| Passiva | Anmerkung | 31. 12 2005 EUR | 31. 12 2004 EUR |
|---|---|---|---|
| **Kurzfristige Verbindlichkeiten** | | | |
| Verbindlichkeiten aus Lieferungen und Leistungen | | 40.505 | 0 |
| Verbindlichkeiten gegenüber Gesellschafter | | 6.752 | 0 |
| Übrige Verbindlichkeiten | | 31.031 | 9.841 |
| **Summe kurzfristige Verbindlichkeiten** | (6) | **78.288** | **9.841** |
| **Kurzfristige Rückstellungen** | | | |
| Sonstige Rückstellungen | | 34.550 | 1.000 |
| **Summe kurzfristige Rückstellungen** | (7) | **34.550** | **1.000** |
| **Eigenkapital** | | | |
| Gezeichnetes Kapital | | 35.750 | 25.000 |
| Kapitalrücklage | | 1.230.652 | 0 |
| Bilanzverlust | | (414.414) | (3.225) |
| **Summe Eigenkapital** | (8) | **851.988** | **21.775** |
| **Summe Passiva** | | **964.826** | **32.616** |

Anlage 2

**EDI Exploration Drilling International GmbH, Haltern am See**

**Gewinn- und Verlustrechnung nach US-GAAP für das Geschäftsjahr 2005**

| | | 01.01.-31.12.2005 EUR | 07.12.-31.12.2004 EUR |
|---|---|---|---|
| Vertriebskosten | (1) | (240.214) | 0 |
| Allgemeine Verwaltungskosten | (2) | (221.715) | (3.462) |
| Forschungs- und Entwicklungskosten | (3) | (167.750) | 0 |
| Sonstige betriebliche Aufwendungen | (4) | (59.301) | (1.686) |
| **Betriebsergebnis** | | **(688.980)** | **(5.148)** |
| Neutrale Erträge / (Aufwendungen) | | | |
| Zinsen und ähnliche Aufwendungen | | (790) | (17) |
| Sonstige Zinsen und ähnliche Erträge | | 269 | 0 |
| Übrige Erträge | (5) | 4.912 | 0 |
| **Ergebnis vor Ertragsteuern** | | **(684.589)** | **(5.165)** |
| Steuern vom Einkommen und vom Ertrag | (6) | 273.400 | 1.940 |
| **Jahresfehlbetrag** | | **(411.189)** | **(3.225)** |
| (Verlustvortrag) | | (3.225) | 0 |
| **Bilanzverlust** | | **(414.414)** | **(3.225)** |

## EDI Exploration Drilling International GmbH, Haltern am See

### Kapitalflussrechnung nach US-GAAP
### für das Geschäftsjahr 2005

| | Anmerkung | 2005 TEUR |
|---|---|---|
| **Operativer Bereich** | | |
| Jahresergebnis vor Finanzergebnis | | (412) |
| Abschreibungen auf Gegenstände des Anlagevermögens | | 11 |
| Zunahme der aktiven latenten Steuern | | (273) |
| Zunahme der kurzfristigen Rückstellungen | | 34 |
| Zunahme der Aktiva, die nicht der Investitions- oder Finanzierungstätigkeit zuzuordnen sind | | (76) |
| Abnahme der Verbindlichkeiten aus Lieferungen und Leistungen sowie anderer Passiva, die nicht der Investitions- oder Finanzierungstätigkeit zuzuordnen sind | | 68 |
| Zinszahlungen | | 1 |
| **Cash Flow aus der laufenden Geschäftstätigkeit** | | **(647)** |
| **Investitionsbereich** | | |
| Zugänge zum Sachanlagevermögen | | (140) |
| Zugänge zu den immateriellen Vermögensgegenständen | | (42) |
| **Cash Flow aus der Investitionstätigkeit** | | **(182)** |
| **Finanzierungsbereich** | | |
| Erhöhung Kapitalrücklage | | 1.064 |
| Erhöhung gezeichnetes Kapital | | 11 |
| Auszahlungen an Gesellschafter | | (168) |
| **Cash Flow aus der Finanzierungstätigkeit** | | **907** |
| **Veränderung des Finanzmittelbestands** | | **78** |
| Finanzmittelbestand am Anfang der Periode | | 31 |
| Finanzmittelbestand am Ende der Periode | | 109 |
| **Veränderung des Finanzmittelbestands** | V.1. | **78** |

**EDI Exploration Drilling International GmbH, Haltern am See**

**Entwicklung des Eigenkapitals nach US-GAAP für das Geschäftsjahr 2005**

| | Gezeichnetes Kapital | Kapital-rücklage | Bilanzverlust | Eigen-Eigenkapital |
|---|---|---|---|---|
| | EUR | EUR | EUR | EUR |
| **1. Januar 2005** | **25.000** | **0** | **(3.225)** | **21.775** |
| Jahresergebnis | | | (411.189) | (411.189) |
| Erhöhung gezeichnetes Kapital | 10.750 | 0 | 0 | 10.750 |
| Zuführung Kapitalrücklage | 0 | 1.230.652 | 0 | 1.230.652 |
| **31. Dezember 2005** | **35.750** | **1.230.652** | **(414.414)** | **851.988** |

EDI Exploration Drilling International GmbH
Haltern am See

# Anhang

für das Geschäftsjahr 2005

nach US-GAAP

# Inhaltsverzeichnis

## 10. Ergänzende Bestimmungen für Prüfungsaufträge

(1) Eine nachträgliche Änderung oder Kürzung des durch den Wirtschaftsprüfer geprüften und mit einem Bestätigungsvermerk versehenen Abschlusses oder Lageberichts bedarf, auch wenn eine Veröffentlichung nicht stattfindet, der schriftlichen Einwilligung des Wirtschaftsprüfers. Hat der Wirtschaftsprüfer einen Bestätigungsvermerk nicht erteilt, so ist ein Hinweis auf die durch den Wirtschaftsprüfer durchgeführte Prüfung im Lagebericht oder an anderer für die Öffentlichkeit bestimmter Stelle nur mit schriftlicher Einwilligung des Wirtschaftsprüfers und mit dem von ihm genehmigten Wortlaut zulässig.

(2) Widerruft der Wirtschaftsprüfer den Bestätigungsvermerk, so darf der Bestätigungsvermerk nicht weiterverwendet werden. Hat der Auftraggeber den Bestätigungsvermerk bereits verwendet, so hat er auf Verlangen des Wirtschaftsprüfers den Widerruf bekanntzugeben.

(3) Der Auftraggeber hat Anspruch auf fünf Berichtsausfertigungen. Weitere Ausfertigungen werden besonders in Rechnung gestellt.

## 11. Ergänzende Bestimmungen für Hilfeleistung in Steuersachen

(1) Der Wirtschaftsprüfer ist berechtigt, sowohl bei der Beratung in steuerlichen Einzelfragen als auch im Falle der Dauerberatung die vom Auftraggeber genannten Tatsachen, insbesondere Zahlenangaben, als richtig und vollständig zugrunde zu legen; dies gilt auch für Buchführungsaufträge. Er hat jedoch den Auftraggeber auf von ihm festgestellte Unrichtigkeiten hinzuweisen.

(2) Der Steuerberatungsauftrag umfaßt nicht die zur Wahrung von Fristen erforderlichen Handlungen, es sei denn, daß der Wirtschaftsprüfer hierzu ausdrücklich den Auftrag übernommen hat. In diesem Falle hat der Auftraggeber dem Wirtschaftsprüfer alle für die Wahrung von Fristen wesentlichen Unterlagen, insbesondere Steuerbescheide, so rechtzeitig vorzulegen, daß dem Wirtschaftsprüfer eine angemessene Bearbeitungszeit zur Verfügung steht.

(3) Mangels einer anderweitigen schriftlichen Vereinbarung umfaßt die laufende Steuerberatung folgende, in die Vertragsdauer fallenden Tätigkeiten:

a) Ausarbeitung der Jahressteuererklärungen für die Einkommensteuer, Körperschaftsteuer und Gewerbesteuer sowie der Vermögensteuererklärungen, und zwar auf Grund der vom Auftraggeber vorzulegenden Jahresabschlüsse und sonstiger, für die Besteuerung erforderlicher Aufstellungen und Nachweise

b) Nachprüfung von Steuerbescheiden zu den unter a) genannten Steuern

c) Verhandlungen mit den Finanzbehörden im Zusammenhang mit den unter a) und b) genannten Erklärungen und Bescheiden

d) Mitwirkung bei Betriebsprüfungen und Auswertung der Ergebnisse von Betriebsprüfungen hinsichtlich der unter a) genannten Steuern

e) Mitwirkung in Einspruchs- und Beschwerdeverfahren hinsichtlich der unter a) genannten Steuern.

Der Wirtschaftsprüfer berücksichtigt bei den vorgenannten Aufgaben die wesentliche veröffentlichte Rechtsprechung und Verwaltungsauffassung.

(4) Erhält der Wirtschaftsprüfer für die laufende Steuerberatung ein Pauschalhonorar, so sind mangels anderweitiger schriftlicher Vereinbarungen die unter Abs. 3 d) und e) genannten Tätigkeiten gesondert zu honorieren.

(5) Die Bearbeitung besonderer Einzelfragen der Einkommensteuer, Körperschaftsteuer, Gewerbesteuer, Einheitsbewertung und Vermögensteuer sowie aller Fragen der Umsatzsteuer, Lohnsteuer, sonstigen Steuern und Abgaben erfolgt auf Grund eines besonderen Auftrages. Dies gilt auch für

a) die Bearbeitung einmalig anfallender Steuerangelegenheiten, z. B. auf dem Gebiet der Erbschaftsteuer, Kapitalverkehrsteuer, Grunderwerbsteuer,

b) die Mitwirkung und Vertretung in Verfahren vor den Gerichten der Finanz- und der Verwaltungsgerichtsbarkeit sowie in Steuerstrafsachen und

c) die beratende und gutachtliche Tätigkeit im Zusammenhang mit Umwandlung, Verschmelzung, Kapitalerhöhung und -herabsetzung, Sanierung, Eintritt und Ausscheiden eines Gesellschafters, Betriebsveräußerung, Liquidation und dergleichen.

(6) Soweit auch die Ausarbeitung der Umsatzsteuerjahreserklärung als zusätzliche Tätigkeit übernommen wird, gehört dazu nicht die Überprüfung etwaiger besonderer buchmäßiger Voraussetzungen sowie die Frage, ob alle in Betracht kommenden umsatzsteuerrechtlichen Vergünstigungen wahrgenommen worden sind. Eine Gewähr für die vollständige Erfassung der Unterlagen zur Geltendmachung des Vorsteuerabzuges wird nicht übernommen.

## 12. Schweigepflicht gegenüber Dritten, Datenschutz

(1) Der Wirtschaftsprüfer ist nach Maßgabe der Gesetze verpflichtet, über alle Tatsachen, die ihm im Zusammenhang mit seiner Tätigkeit für den Auftraggeber bekannt werden, Stillschweigen zu bewahren, gleichviel, ob es sich dabei um den Auftraggeber selbst oder dessen Geschäftsverbindungen handelt, es sei denn, daß der Auftraggeber ihn von dieser Schweigepflicht entbindet.

(2) Der Wirtschaftsprüfer darf Berichte, Gutachten und sonstige schriftliche Äußerungen über die Ergebnisse seiner Tätigkeit Dritten nur mit Einwilligung des Auftraggebers aushändigen.

(3) Der Wirtschaftsprüfer ist befugt, ihm anvertraute personenbezogene Daten im Rahmen der Zweckbestimmung des Auftraggebers zu verarbeiten oder durch Dritte verarbeiten zu lassen.

## 13. Annahmeverzug und unterlassene Mitwirkung des Auftraggebers

Kommt der Auftraggeber mit der Annahme der vom Wirtschaftsprüfer angebotenen Leistung in Verzug oder unterläßt der Auftraggeber eine ihm nach Nr. 3 oder sonstwie obliegende Mitwirkung, so ist der Wirtschaftsprüfer zur fristlosen Kündigung des Vertrages berechtigt. Unberührt bleibt der Anspruch des Wirtschaftsprüfers auf Ersatz der ihm durch den Verzug oder die unterlassene Mitwirkung des Auftraggebers entstandenen Mehraufwendungen sowie des verursachten Schadens, und zwar auch dann, wenn der Wirtschaftsprüfer von dem Kündigungsrecht keinen Gebrauch macht.

## 14. Vergütung

(1) Der Wirtschaftsprüfer hat neben seiner Gebühren- oder Honorarforderung Anspruch auf Erstattung seiner Auslagen; die Umsatzsteuer wird zusätzlich berechnet. Er kann angemessene Vorschüsse auf Vergütung und Auslagenersatz verlangen und die Auslieferung seiner Leistung von der vollen Befriedigung seiner Ansprüche abhängig machen. Mehrere Auftraggeber haften als Gesamtschuldner.

(2) Eine Aufrechnung gegen Forderungen des Wirtschaftsprüfers auf Vergütung und Auslagenersatz ist nur mit unbestrittenen oder rechtskräftig festgestellten Forderungen zulässig.

## 15. Aufbewahrung und Herausgabe von Unterlagen

(1) Der Wirtschaftsprüfer bewahrt die im Zusammenhang mit der Erledigung eines Auftrages ihm übergebenen und von ihm selbst angefertigten Unterlagen sowie den über den Auftrag geführten Schriftwechsel sieben Jahre auf.

(2) Nach Befriedigung seiner Ansprüche aus dem Auftrag hat der Wirtschaftsprüfer auf Verlangen des Auftraggebers alle Unterlagen herauszugeben, die er aus Anlaß seiner Tätigkeit für den Auftrag von diesem oder für diesen erhalten hat. Dies gilt jedoch nicht für den Schriftwechsel zwischen dem Wirtschaftsprüfer und seinem Auftraggeber und für die Schriftstücke, die dieser bereits in Urschrift oder Abschrift besitzt. Der Wirtschaftsprüfer kann von Unterlagen, die er an den Auftraggeber zurückgibt, Abschriften oder Fotokopien anfertigen und zurückbehalten.

## 16. Anzuwendendes Recht

Für den Auftrag, seine Durchführung und die sich hieraus ergebenden Ansprüche gilt nur deutsches Recht.

Die Gesellschaft ist beim Amtsgericht Gelsenkirchen unter der Nummer HRB 8068 seit dem 4. März 2005 eingetragen.

Das Geschäftsjahr der Gesellschaft entspricht dem Kalenderjahr.

## 2. Tätigkeit der EDI

Die Geschäftstätigkeit der EDI umfasst den Vertrieb, den Einsatz und die Wartung von Maschinen zur Wasserexploration, die Vergabe von Lizenzen zur Nutzung und Verwertung der technischen Grundlagen der hergestellten Maschinen und die Erbringung damit im Zusammenhang stehender Dienstleistungen.

Die Bohr- und Fördertechniken der EDI ermöglichen es staatlichen und privaten Wasserversorgern in wasserarmen Gebieten, die Versorgung dauerhaft sicher zu stellen und ebnen den Weg für eine erhebliche Erhöhung der Lebensdauer von Wasserbrunnen. Darüber hinaus kann im Bereich der geothermalen Energieerzeugung eine signifikante Kostensenkung bei der Bohrung erzielt werden.

Wesentliche Zielmärkte, die mit den Technologien der EDI anvisiert werden, sind

- Exploration und Förderung von Wasseressourcen (Produkt „fluid finder“)
- Sicherung von Wasserressourcen (Produkt „water save“)
- Findung von geothermalen Energiequellen („medium changer“).

Zur schnellen Durchdringung der anvisierten Märkte wird sich EDI in den kommenden Jahren auf ein Geschäftsmodell als Technologie-Provider konzentrieren.

Das Geschäftsmodell beinhaltet bei den Produkten fluid finder und water save die Entwicklung und Verbesserung der EDI-Produkte sowie die Projektierung von Bohrvorhaben. Für die weiteren notwendigen Dienstleistungen im Rahmen der Bohrung und des Betriebes von Brunnen wird auf ein Netzwerk von verlässlichen Partnern zurückgegriffen. In der Geothermie werden den Kunden die entwickelten Produkte zur Verfügung gestellt. Alle anderen Wertschöpfungsstufen sollen von Partnern übernommen werden

## 3. Risiken und nicht kalkulierbare Entwicklungen

Als kritischer Prozess der Bohrung und des Betriebes von Brunnen ist die Sicherstellung eines gleichbleibenden Erfolges bei den Brunnenbohrungen anzusehen. Die EDI wird zur optimalen Steuerung des Prozesses zwei Maßnahmen einsetzen. Zum einen wird ein erfahrener Brunnenbauer aus dem Team der EDI die Leitung eines jeden Bohrprojektes übernehmen und vor Ort die Qualität und den Erfolg der Arbeit des externen Partners überwachen. Zum anderen werden strategische Partnerschaften mit wenigen global aufgestellten Brunnenbauern angestrebt, die in der

Lage sind, auch bei einer großen Anzahl von Projekten eine gleichbleibende Qualität der Bohrleistungen sicher zu stellen.

Als wesentliches Risiko muss nach wie vor die Technikakzeptanz und Durchsetzung der EDI-Technologien angesehen werden. Dieses Risiko begründet sich im Wesentlichen aus dem Beharrungsvermögen in der etablierten Wasserwirtschaft

Aufgrund der hohen Regulationsdichte in der Wasserwirtschaft sind die Strukturen im Markt sehr reglementiert und die z.T. staatlichen Unternehmen verfügen über einen geringen Bewegungsspielraum. Durch den hohen Problemdruck in der Wasserwirtschaft haben sich diese Strukturen allerdings in der Vergangenheit sehr stark bewegt. In den Entwicklungsländern ist hingegen mit sehr starken Machtkämpfen zwischen einzelnen Interessengruppen zu rechnen, die aus der hohen Bedeutung der Ressource Wasser resultieren

Die Unternehmensgröße von EDI führt derzeit noch zu einem Nachteil im Vergleich zu den Wettbewerbern. Durch den weiteren Aufbau von Mitarbeiterressourcen wird diesem Nachteil durch stetiges Wachstum begegnet

## 4. Grundlagen der Rechnungslegung

### Allgemeines

Der Jahresabschluss der EDI zum 31. Dezember 2005 wurde im Einklang mit den in den USA allgemein anerkannten Rechnungslegungsvorschriften („Generally Accepted Accounting Principles in the United States of America" oder „US-GAAP") erstellt.

Der Vorjahresabschluss auf den 31. Dezember 2004 wurde ebenfalls nach den US-GAAP erstellt. Da die Gesellschaft erst am 7. Dezember 2004 gegründet wurde und somit ein Rumpfwirtschaftsjahr bis zum 31. Dezember 2004 entstand, ist eine Vergleichbarkeit des Jahresabschlusses auf den 31. Dezember 2005 mit dem Vorjahresabschluss nicht gegeben.

Der Jahresabschluss ist in EUR erstellt.

### Darstellungsmethode

Als Bewertungsbasis der Vermögenswerte und Schulden gelten grundsätzlich die historischen Anschaffungs- oder Herstellungskosten. Vermögenswerte werden aktiviert, wenn alle wesentlichen mit der Nutzung verbundenen Chancen und Risiken der EDI zustehen. Die Bilanzierungs- und Bewertungsmethoden werden bei den entsprechenden Bilanzpositionen erläutert.

Die Bilanz wird in langfristige und kurzfristige Posten unterteilt. Die Gewinn- und Verlustrechnung wird nach dem Umsatzkostenverfahren dargestellt. Die Zusam-

mensetzung einzelner Posten der Bilanz und Gewinn- und Verlustrechnung wird im Anhang erläutert.

**Schätzungen**

Die Erstellung des Jahresabschlusses erfordert Schätzungen und Annahmen, die die Beträge der Vermögenswerte, Schulden und finanziellen Verpflichtungen zum Bilanzstichtag sowie die Erträge und Aufwendungen des Geschäftsjahres beeinflussen. Obwohl diese Schätzungen und Annahmen mit größter Sorgfalt auf Basis aller verfügbaren Informationen vorgenommen bzw. getroffen wurden, können die tatsächlichen Ergebnisse davon abweichen.

**Segmentberichterstattung**

Die EDI wurde erst Ende 2004 gegründet. Ihre Strukturen und ihre interne Organisation sind noch im Aufbau befindlich, Umsatzerlöse wurden planmäßig noch nicht erzielt. Die Größe des globalen Wassermarktes erfordert eine nachhaltige Durchdringung der Märkte, die seitens EDI intensiv betrieben wird, aber im Jahr 2005 noch nicht in konkrete Tätigkeiten in bestimmten operativen Bereichen untergliedert werden konnte, so dass für die Jahre 2004 und 2005 noch keine Segmentberichterstattung entwickelt werden konnte. EDI hat in 2005 an der Weiterentwicklung und Patentierung der Produkte fluid finder, water save und medium changer gearbeitet und Akquisitionsaktivitäten in diversen Ländern betrieben. Nach dem Bilanzstichtag konnten auch erste Verträge über die beabsichtigte Zusammenarbeit mit Partnerfirmen abgeschlossen werden.

## II. Bilanzierungs- und Bewertungsgrundsätze

### 1. Immaterielle Vermögensgegenstände

Immaterielle Vermögenswerte werden aktiviert, wenn es wahrscheinlich ist, dass mit der Nutzung des Vermögenswertes ein zukünftiger wirtschaftlicher Vorteil verbunden ist. Sie werden zu Anschaffungskosten bzw. Herstellungskosten angesetzt. Immaterielle Anlagewerte mit bestimmter Nutzungsdauer werden linear über ihre Nutzungsdauer von bis zu 20 Jahren auf den geschätzten Restwert abgeschrieben und immer dann auf ihre Werthaltigkeit überprüft, wenn Ereignisse oder veränderte Umstände darauf hindeuten, dass der Buchwert eines Vermögensgegenstandes nicht mehr werthaltig sein könnte.

Aktivierte immaterielle Anlagewerte mit unbestimmter Nutzungsdauer werden mindestens einmal jährlich auf ihre Werthaltigkeit untersucht, bis festgestellt wird, dass die Nutzungsdauer nicht mehr unbestimmt ist

Ausgaben für Forschungs- und Entwicklungsaktivitäten werden sofort als Aufwand erfasst. Ausgaben, die bei Entwicklungsprojekten in Zusammenhang mit der Patentierung neuer Produkte angefallen sind, werden als immaterielle Vermögensgegenstände aktiviert, soweit zu erwarten ist, dass sie zukünftigen wirtschaftlichen Nutzen generieren.

## 2. Sachanlagevermögen

Sachanlagen werden mit den Anschaffungskosten bzw. Herstellungskosten angesetzt und über ihre voraussichtlichen Nutzungsdauern wie folgt abgeschrieben:

| Bilanzposition | Abschreibungsmethode | Abschreibungszeitraum |
|---|---|---|
| | | |
| Grundstücke einschließlich der Bauten auf fremden Grundstücken | linear | 20 Jahre |
| Technische Anlagen und Maschinen | linear | 4-8 Jahre |
| Betriebs- und Geschäftsausstattung | linear | 3-10 Jahre |

Die Anschaffungs- oder Herstellungskosten von Sachanlagen umfassen den Kaufpreis einschließlich Anschaffungsnebenkosten. Wenn Sachanlagen veräußert werden oder ausscheiden, werden deren Anschaffungskosten und kumulierte Abschreibungen aus der Bilanz eliminiert und der aus ihrem Verkauf resultierende Gewinn oder Verlust in der Gewinn- und Verlustrechnung erfasst.

Die verwendeten Nutzungsdauern und Abschreibungsmethoden werden in jeder Periode überprüft, um sicherzustellen, dass die Abschreibungsmethode und der Abschreibungszeitraum mit dem erwarteten wirtschaftlichen Nutzen aus Gegenständen des Sachanlagevermögens übereinstimmt.

## 3. Wertminderung von Vermögenswerten

Sachanlagen und immaterielle Vermögenswerte werden im Hinblick auf eine Wertminderung geprüft, wann immer aufgrund von Ereignissen oder Änderungen der Umstände Anhaltspunkte dafür vorliegen, dass der Buchwert eines Vermögensgegenstandes nicht mehr werthaltig sein könnte. Die Werthaltigkeit eines langfristig genutzten Vermögensgegenstandes wird durch Vergleich des Buchwertes mit den geschätzten zukünftigen undiskontierten Cash Flows beurteilt, die aufgrund der Nutzung erwartungsgemäß entstehen. Wenn der Buchwert des Vermögensgegenstandes die geschätzten zukünftigen undiskontierten Cash Flows übersteigt, wird eine außerplanmäßige Abschreibung in Höhe des Unterschiedsbetrages zwischen dem bisherigen Buchwert und dem Zeitwert vorgenommen.

## 4. Kurzfristige Vermögenswerte

Forderungen gegen Gesellschafter und sonstige Vermögensgegenstände werden mit dem Nennbetrag angesetzt und, falls sie mit erkennbaren Risken behaftet sind, einzelwertberichtigt.

## 5. Zahlungsmittel und Zahlungsmitteläquivalente

Die Zahlungsmittel und Zahlungsmitteläquivalente bestehen aus Kassenbeständen und Guthaben bei Kreditinstituten. Die Bewertung erfolgt jeweils zum Nennwert.

## 6. Latente Steuern

Aktive und passive latente Steuern werden für zukünftige Auswirkungen ermittelt, die sich aus temporären Differenzen zwischen den im Jahresabschluss zugrundegelegten Werten für Aktiva und Passiva und den steuerlich angesetzten Werten ergeben. Latente Steuerforderungen und –verbindlichkeiten werden mit den gesetzlichen Steuersätzen ermittelt, die voraussichtlich in den Jahren gelten werden, in denen der Ausgleich dieser Differenzen erwartet wird. Es wird ein Sicherheitsabschlag auf aktive latente Steuern gebildet, sofern die aktiven latenten Steuern eher nicht genutzt werden können. Die aktiven latenten Steuern umfassen auch Steuerminderungsansprüche, die sich aus der erwarteten Nutzung bestehender Verlustvorträge in Folgejahren ergeben und deren Realisierung mit ausreichender Wahrscheinlichkeit gewährleistet ist. Die Beurteilung und Bewertung der aktiven latenten Steuern wird an jedem Bilanzstichtag erneut überprüft und unter Berücksichtigung aktueller Einschätzungen behandelt.

## 7. Rückstellungen

Die sonstigen Rückstellungen werden gebildet, wenn eine Verpflichtung gegenüber Dritten besteht, deren Inanspruchnahme wahrscheinlich und wenn die voraussichtliche Höhe des notwendigen Rückstellungsbetrages zuverlässig schätzbar ist. Bei neuen Erkenntnissen oder geänderten Umständen werden die Rückstellungen regelmäßig angepasst.

## 8. Verbindlichkeiten

Verbindlichkeiten werden mit ihrem Rückzahlungsbetrag angesetzt. Soweit der Auszahlungsbetrag einer Verpflichtung unter dem Rückzahlungsbetrag liegt, ist die Verbindlichkeit mit dem niedrigeren Ausgabebetrag zu passivieren, wobei das Disagio offen von dem Rückzahlungsbetrag abgesetzt wird.

## 9. Umsatzerlöse

Umsatzerlöse werden dann realisiert, wenn ein endgültiger Vertrag vorliegt, die Lieferung oder Leistung erbracht wurde und der Verkaufspreis bestimmt oder bestimmbar ist.

Da sich die Gesellschaft in der Aufbauphase befindet, sind seit der Gründung noch keine Umsatzerlöse angefallen.

## 10. Vertriebskosten

Werbekosten und sonstige Vertriebsaufwendungen werden unmittelbar erfolgswirksam erfasst.

## 11. Forschungs- und Entwicklungskosten

Aufwendungen für Forschung und Entwicklung werden unmittelbar erfolgswirksam erfasst.

## III. Erläuterungen zur Bilanz

### (1) Zahlungsmittel und Zahlungsmitteläquivalente

Die flüssigen Mittel betreffen Guthaben bei Kreditinstituten sowie Kassenbestände. Die Veränderung der Zahlungsmittel ist in der Kapitalflussrechnung der Gesellschaft dargestellt.

| | 2005 | 2004 |
|---|---|---|
| | EUR | EUR |
| Guthaben bei Kreditinstituten | 107.862 | 30.606 |
| Kassenbestände | 976 | 0 |
| Zahlungsmittel und Zahlungsmittel-äquivalente in der Bilanz und Kapitalflussrechnung | 108.838 | 30.606 |

Flüssige Mittel werden in der Bilanz zu Nennbeträgen ausgewiesen. Für Zwecke der Kapitalflussrechnung enthalten die flüssigen Mittel Bargeld, jederzeit abrufbare Guthaben bei Kreditinstituten und andere kurzfristige liquide Finanzinvestitionen mit einer ursprünglichen Restlaufzeit von höchstens drei Monaten.

Es bestehen keine Einschränkungen hinsichtlich der Verwendung dieser Guthaben.

### (2) Forderungen und sonstige Vermögensgegenstände

Die Restlaufzeiten sämtlicher Forderungen und sonstiger Vermögensgegenstände sind ebenso wie im Vorjahr kürzer als ein Jahr. Wertberichtigungen waren nicht erforderlich.

| | 2005 | 2004 |
|---|---|---|
| | EUR | EUR |
| Forderungen gegen Gesellschafter | 340.570 | 0 |
| Sonstige Vermögensgegenstände | 68.825 | 0 |
| | 409.395 | 0 |

Die Forderungen gegen Gesellschafter setzten sich wie folgt zusammen:

| | EUR |
|---|---|
| Grisham Group | 166.672 |
| Magdalena Rotthäuser | 120.134 |
| Josef Grotendorst | 43.752 |
| Wolfgang D. Chittka | 10.012 |
| | 340.570 |

Die Forderung gegenüber der Grisham Group betrifft noch ausstehende Einzahlungen auf die Kapitalrücklage. Bei den übrigen Positionen handelt es sich um Darlehen, die mit einem Zinssatz von 6 % verzinst werden.

Die sonstigen Vermögensgegenstände betreffen ausschließlich Forderungen gegenüber dem Finanzamt aus Vorsteuererstattungsansprüchen.

## (3) Entwicklung des Sachanlagevermögens

Die Entwicklung und Zusammensetzung des Sachanlagevermögens im Geschäftsjahr 2005 wird im nachfolgenden Anlagespiegel dargestellt:

| | Grundstücke einschließlich der Bauten auf fremden Grundstücken | Technische Anlagen und Maschinen | Andere Anlagen, Betriebs- und Geschäftsausstattung | Geleistete Anzahlungen und Anlagen im Bau | Gesamt |
|---|---|---|---|---|---|
| | EUR | EUR | EUR | EUR | EUR |
| Anschaffungs-/ Herstellungskosten | | | | | |
| Saldo zum 1. Januar 2005 | 0 | 0 | 0 | 0 | 0 |
| Zugänge | 1.500 | 98.364 | 26.999 | 13.362 | 140.225 |
| 31. Dezember 2005 | 1.500 | 98.364 | 26.999 | 13.362 | 140.225 |
| Kumulierte Abschreibungen und Wertminderungen | | | | | |
| Saldo zum 1. Januar 2005 | 0 | 0 | 0 | 0 | 0 |
| Abschreibung für das Jahr 2005 | 25 | 8.183 | 3.239 | 0 | 11.447 |
| Saldo zum 31. Dezember 2005 | 25 | 8.183 | 3.239 | 0 | 11.447 |
| Buchwert zum 31. Dezember 2005 | 1.475 | 90.181 | 23.760 | 13.362 | 128.778 |
| Buchwert zum 1. Januar 2005 | 0 | 0 | 0 | 0 | 0 |

Die Zugänge im Bereich der technischen Anlagen und Maschinen betreffen Anschaffungskosten für Modell- und Vorführversionen des fluid finders und des medium changers.

## (4) Entwicklung des immateriellen Vermögens

Die Entwicklung und Zusammensetzung der immateriellen Vermögenswerte im Geschäftsjahr 2005 wird im nachfolgenden Anlagespiegel dargestellt:

| | Konzessionen, gewerbliche Schutzrechte | Gesamt |
|---|---|---|
| | EUR | EUR |
| Anschaffungs-/ Herstellungskosten | | |
| Saldo zum 1. Januar 2005 | 0 | 0 |
| Zugänge | 42.475 | 42.475 |
| 31. Dezember 2005 | 42.475 | 42.475 |
| Kumulierte Abschreibungen und Wertminderungen | | |
| Saldo zum 1. Januar 2005 | 0 | 0 |
| Abschreibung für das Jahr 2005 | 0 | 0 |
| Saldo zum 31. Dezember 2005 | 0 | 0 |
| Buchwert zum 31. Dezember 2005 | 42.475 | 42.475 |
| Buchwert zum 1. Januar 2005 | 0 | 0 |

Der Ausweis betrifft Kosten, die im Rahmen der Anmeldung von Patenten angefallen sind.

## (5) Aktive latente Steuern

Die aktiven latenten Steuern stellen den Vermögensvorteil von zukünftigen Steuerersparnissen aufgrund existierender Verlustvorträge dar. Es wird in den Folgejahren von einer positiven Ergebnisentwicklung ausgegangen, so dass die vollständige Nutzung der Verlustvorträge bereits im Jahr 2006 erwartet wird.

Mit den aktiven latenten Steuern wurden ebenfalls kurzfristige passivische latente Steuern saldiert.

## (6) Verbindlichkeiten

Die Verbindlichkeiten setzen sich wie folgt zusammen:

| | 2005 | 2004 |
|---|---|---|
| | EUR | EUR |
| Verbindlichkeiten aus Lieferungen und Leistungen | 40.505 | 0 |
| Verbindlichkeiten gegenüber Gesellschaftern | 6.752 | 0 |
| Sonstige Verbindlichkeiten | 31.031 | 9.841 |
| | 78.288 | 9.841 |

Sämtliche Verbindlichkeiten haben eine Restlaufzeit bis zu einem Jahr.

Die Verbindlichkeiten gegenüber Gesellschaftern bestehen gegenüber Herrn Günter Thiemann aus Darlehensgewährung.

Die sonstigen Verbindlichkeiten gliedern sich wie folgt:

| | 2005<br>EUR | 2004<br>EUR |
|---|---|---|
| Lohn- und Kirchensteuer | 14.384 | 608 |
| Darlehen von Dritten | 13.668 | 8.017 |
| Verbindlichkeiten aus sozialer Sicherheit | 2.979 | 1.216 |
| | 31.031 | 9.841 |

**(7) Rückstellungen**

Die sonstigen Rückstellungen beinhalten insbesondere Rückstellungen für Jahresabschluss- und Prüfungskosten (TEUR 17) sowie Urlaubsrückstellungen (TEUR 17)
.
Es handelt sich ausschließlich um kurzfristige Rückstellungen.

**(8) Eigenkapital**

Das Eigenkapital umfasst die folgenden Positionen:

| | 2005<br>EUR | 2004<br>EUR |
|---|---|---|
| Gezeichnetes Kapital | 35.750 | 25.000 |
| Kapitalrücklage | 1.230.652 | 0 |
| Verlustvortrag | 3.225 | 0 |
| Jahresfehlbetrag | 411.189 | 3.225 |
| | 851.988 | 21.775 |

Die Kapitalrücklage resultiert aus einer Bareinlage der Grisham Group, die aufgrund des Beteiligungsvertrages vom 30. Juni 2006 zu leisten ist. Es ist insgesamt ein Betrag in Höhe von USD 1.486.750 einzulegen, der in zehn monatlichen Raten zu jeweils USD 148.675 zu zahlen ist. Tatsächlich wurden in 2006 bereits USD 1.284.808 gezahlt; USD 201.942 stehen zum Bilanzstichtag planmäßig noch aus.

Zur Entwicklung des Eigenkapitals verweisen wir auch auf die Anlage 4 zu dem Jahresabschluss.

## IV. Erläuterungen zur Gewinn- und Verlustrechnung

### (1) Vertriebskosten

| | 2005 | 2004 |
|---|---|---|
| | Euro | Euro |
| Personalaufwendungen | 77.119 | 0 |
| Werbe- und Messekosten | 74.908 | 0 |
| Reisekosten | 69.951 | 0 |
| Beratungskosten | 18.103 | 0 |
| Abschreibungen | 133 | 0 |
| | 240.214 | 0 |

### (2) Allgemeine Verwaltungskosten

| | 2005 | 2004 |
|---|---|---|
| | Euro | Euro |
| Personalaufwendungen | 86.239 | 2.462 |
| Beratungskosten | 48.500 | 0 |
| Telefon, Porto | 29.511 | 0 |
| Kosten Jahresabschluss | 23.172 | 1.000 |
| Bürobedarf | 16.062 | 0 |
| Abschreibungen | 5.913 | 0 |
| Versicherunge, Abgaben | 4.008 | 0 |
| übrige | 8.310 | |
| | 221.715 | 3.462 |

### (3) Forschungs- und Entwicklungskosten

| | 2005 | 2004 |
|---|---|---|
| | Euro | Euro |
| Honorare | 82.359 | 0 |
| Personalaufwendungen | 70.680 | 0 |
| Abschreibungen | 8.183 | 0 |
| übrige | 6.528 | 0 |
| | 167.750 | 0 |

Die Forschungs- und Entwicklungsaufwendungen betreffen die Grundlagenforschung sowie die Weiterentwicklung bestehender Produkte.

## (4) Sonstige betriebliche Aufwendungen

Die ausgewiesenen Aufwendungen enthalten im Wesentlichen Rechts- und Beratungsaufwendungen im Zusammenhang mit der Gründung der Gesellschaft und der Kapitalerhöhung.

## (5) Übrige Erträge

Der Ausweis betrifft ausschließlich Kostenerstattungen.

## (6) Steuern vom Einkommen und vom Ertrag

Als Ertragssteuern werden die gezahlten oder geschuldeten Steuern auf Einkommen und Ertrag sowie die latenten Steuern ausgewiesen. Der Ertragssteueraufwand setzt sich wie folgt zusammen:

| | 2005 | 2004 |
|---|---|---|
| | EUR | EUR |
| Tatsächlicher Steueraufwand | 0 | 0 |
| Latente Ertragsteuern | 273.400 | 1.940 |
| Ausgewiesener Ertragsteuerertrag | 273.400 | 1.940 |

Die Gesellschaft unterliegt der Körperschaftsteuer in Höhe von 25 % auf einbehaltene Gewinne zuzüglich des Solidaritätszuschlags in Höhe von 5,5 % auf die Steuerschuld. Daneben unterliegt die Gesellschaft der Gewerbeertragsteuer, die bei der Ermittlung des körperschaftsteuerlichen Einkommens abgezogen wird. Der effektive Gewerbesteuersatz für 2004 und 2005 liegt unter Berücksichtigung eines Hebesatzes von 450 % bei 18,4 %. Es ergibt ein effektiver Gesamtsteuersatz in Höhe von 39,9 %.

Der tatsächliche Steueraufwand ist mit dem Steueraufwand zu vergleichen, der sich bei Ansatz der anzuwendenden Steuersätze auf das ausgewiesene Jahresergebnis vor Steuern fiktiv ergeben hätte.

Überleitungsrechnung:

| | 2005<br>EUR | 2004<br>EUR |
|---|---|---|
| Verlust vor Ertragsteuern | 684.589 | 5.165 |
| Erwarteter Ertragsteueraufwand 39,9 % (2004: 39,9 %) | 0 | 0 |
| Ansatz passiver latenter Steuern | (16.800) | 0 |
| Steuereffekt aus Verlustvorträgen | 290.200 | 1.940 |
| Gesamtsteuerertrag | 273.400 | 1.940 |

Die aktiven latenten Steuern betreffen ausschließlich Steuervorteile aus der Nutzung von Verlustvorträgen (2005: EUR 729.361, 2004: EUR 5.165), die passiven latenten Steuern resultieren aus temporären Differenzen im Anlagevermögen. Sämtliche latenten Steuern sind kurzfristig, die aktiven latenten Steuern sind werthaltig.

## V. Erläuterungen zur Kapitalflussrechnung

### 1. Zusammensetzung des Finanzmittelfonds

Für Zwecke der Kapitalflussrechnung enthalten die flüssigen Mittel Bargeld, jederzeit abrufbare Guthaben bei Kreditinstituten und andere kurzfristige liquide Finanzinvestitionen mit einer ursprünglichen Restlaufzeit von höchstens drei Monaten.

| | 2005 | 2004 |
|---|---|---|
| | EUR | EUR |
| Bargeld | 976 | 0 |
| Guthaben bei Kreditinstituten | 107.862 | 30.606 |
| Finanzmittelfonds am 31. Dezember | 108.838 | 30.606 |

### 2. Zahlungsunwirksame Transaktionen

Bei der Zuführung zur Kapitalrücklage in Höhe von EUR 1.230.652 ist zum Bilanzstichtag eine Zahlung in Höhe von EUR 166.672 noch ausstehend. Des weiteren wurden in den Geschäftsjahren 2005 und 2004 keine zahlungsunwirksamen Investitions- und Finanzierungsvorgänge getätigt.

## VI. Sonstige Angaben

### 1. Eventualschulden und -forderungen

Die sonstigen finanziellen Verpflichtungen aus Mietverträgen betragen insgesamt EUR 3.561(Vorjahr: EUR 0). Die Restlaufzeiten betragen weniger als ein Jahr. (Vorjahr: 0).

### 3. Transaktionen zwischen nahestehenden Personen

Gegenüber den Gesellschaftern und Gesellschafter-Geschäftsführern bestehen die unter den Positionen Forderungen gegen Gesellschafter und Verbindlichkeiten gegenüber Gesellschaftern dargestellten Beziehungen. Des weiteren wurde der Gesellschaft von Herrn Dieter Thiemann, einem Bruder von Herrn Günter Thiemann, ein Darlehen gewährt. Wir verweisen auf die Erläuterungen zu den sonstigen Verbindlichkeiten.

Es handelt sich ausschließlich um Darlehensbeziehungen mit Laufzeiten bis zu einem Jahr.

## 4. Ereignisse nach dem Bilanzstichtag

Die Gesellschaft hat am 20. Januar 2006 eine Vereinbarung über die Zusammenarbeit mit der KLR Industries Ltd, Hyderabad/Indien abgeschlossen. Es wurde die strategische Zusammenarbeit bei Testbohrungen in Indien, Afrika und im mittleren Osten vereinbart. Mittelfristig soll die Zusammenarbeit in ein konkret definiertes Joint Venture führen.

Die Grisham Group beabsichtigt, ihre Anteile an der EDI zu veräußern. In den bestehenden Vertrag soll mit allen Rechten und Pflichten Herr Walter P.W. Notter, Thalwil/Schweiz, eintreten. Herr Notter wird die gleichen Aufgaben übernehmen, die die Grisham Group bisher wahrgenommen hat.

Darüber hinaus haben sich keine Vorgänge von besonderer Bedeutung ereignet, die für den Jahresabschluss von wesentlicher Bedeutung sind und zu einer veränderten Beurteilung der Gesellschaft führen können.

## 5. Mitglieder der Geschäftsführung

Herr Rainer Rotthäuser, Haltern am See
Herr Günter Thiemann, Harsewinkel

Im Geschäftsjahr 2005 wurden für die Vergütung der Mitglieder der Geschäftsführung insgesamt EUR 120.000 (Vorjahr: EUR 0) aufgewendet.

## 6. Mitglieder des Beirates

Vorsitzender Herr Dipl. Bergingenieur Peter Scherer
- Ehemaliger Vorstandsvorsitzender der Gelsenwasser AG, Deutschland
- Ehemaliger Präsident des DVGW, Ehrenmitglied des DVGW
- Senator der Universität Karlsruhe
- Treasurer IWA in London (International Water Association)

Herr Dr. Attila Gahl
- Ehemaliger Leiter Anlagenbau der Gelsenwasser AG
- Ehemaliger Chef-Hydrologe der Gelsenwasser AG

Der Beirat erhielt für das Geschäftsjahr 2005 Vergütungen in Höhe von TEUR 13 (Vorjahr: TEUR 0).

**EDI GmbH**

Die Geschäftsführung

____________________________ ____________________________

Rainer Rotthäuser Günter Thiemann

Haltern am See, den

Anlage 6

**BESTÄTIGUNGSVERMERK DES ABSCHLUSSPRÜFERS**

**An die Gesellschafter der EDI Exploration Drilling International GmbH, Haltern am See:**

"Wir haben den Jahresabschluss, bestehend aus Bilanz, Gewinn- und Verlustrechnung, Eigenkapitalveränderungsrechnung, Kapitalflussrechnung und Anhang, der EDI Exploration Drilling International GmbH, Haltern am See, für das zum 31. Dezember 2005 endende Geschäftsjahr geprüft. Aufstellung und Inhalt des Jahresabschlusses nach den US-amerikanischen Rechnungslegungsgrundsätzen (United States Generally Accepted Accounting Principles – US-GAAP) liegen in der Verantwortung der gesetzlichen Vertreter der Gesellschaft. Unsere Aufgabe ist es, auf der Grundlage der von uns durchgeführten Prüfung eine Beurteilung über den Jahresabschluss abzugeben.

Wir haben unsere Jahresabschlussprüfung nach den deutschen Prüfungsvorschriften und unter Beachtung der vom Institut der Wirtschaftsprüfer (IDW) festgestellten deutschen Grundsätze ordnungsmäßiger Abschlussprüfung sowie unter ergänzender Beachtung der International Standards on Auditing (ISA) vorgenommen. Danach ist die Prüfung so zu planen und durchzuführen, dass Unrichtigkeiten und Verstöße, die sich auf die Darstellung des durch den Jahresabschluss vermittelten Bildes der Vermögens-, Finanz- und Ertragslage wesentlich auswirken, mit hinreichender Sicherheit erkannt werden. Bei der Festlegung der Prüfungshandlungen werden die Kenntnisse über die Geschäftstätigkeit und über das wirtschaftliche und rechtliche Umfeld der Gesellschaft sowie die Erwartungen über mögliche Fehler berücksichtigt. Im Rahmen der Prüfung werden die Wirksamkeit des rechnungslegungsbezogenen internen Kontrollsystems sowie Nachweise für die Angaben im Jahresabschluss überwiegend auf der Basis von Stichproben beurteilt. Die Prüfung umfasst die Beurteilung der angewandten Bilanzierungsgrundsätze und der wesentlichen Einschätzungen der gesetzlichen Vertreter sowie die Würdigung der Gesamtdarstellung des Jahresabschlusses. Wir sind der Auffassung, dass unsere Prüfung eine hinreichend sichere Grundlage für unsere Beurteilung bildet.

Nach unserer Überzeugung vermittelt der Jahresabschluss in Übereinstimmung mit den US-GAAP ein den tatsächlichen Verhältnissen entsprechendes Bild der Vermögens-, Finanz- und Ertragslage der Gesellschaft sowie der Zahlungsströme des Geschäftsjahres."

Hamburg/Düsseldorf, den 9. Februar 2006

RSM Haarmann Hemmelrath GmbH
Wirtschaftsprüfungsgesellschaft
Steuerberatungsgesellschaft

Uwe Wolf
Wirtschaftsprüfer

Thomas Bula
Wirtschaftsprüfer

# Allgemeine Auftragsbedingungen

für

# Wirtschaftsprüfer und Wirtschaftsprüfungsgesellschaften

**vom 1. Januar 2002**

### 1. Geltungsbereich

(1) Die Auftragsbedingungen gelten für die Verträge zwischen Wirtschaftsprüfern oder Wirtschaftsprüfungsgesellschaften (im nachstehenden zusammenfassend „Wirtschaftsprüfer" genannt) und ihren Auftraggebern über Prüfungen, Beratungen und sonstige Aufträge, soweit nicht etwas anderes ausdrücklich schriftlich vereinbart oder gesetzlich zwingend vorgeschrieben ist.

(2) Werden im Einzelfall ausnahmsweise vertragliche Beziehungen auch zwischen dem Wirtschaftsprüfer und anderen Personen als dem Auftraggeber begründet, so gelten auch gegenüber solchen Dritten die Bestimmungen der nachstehenden Nr. 9.

### 2. Umfang und Ausführung des Auftrages

(1) Gegenstand des Auftrages ist die vereinbarte Leistung, nicht ein bestimmter wirtschaftlicher Erfolg. Der Auftrag wird nach den Grundsätzen ordnungsmäßiger Berufsausübung ausgeführt. Der Wirtschaftsprüfer ist berechtigt, sich zur Durchführung des Auftrages sachverständiger Personen zu bedienen.

(2) Die Berücksichtigung ausländischen Rechts bedarf – außer bei betriebswirtschaftlichen Prüfungen – der ausdrücklichen schriftlichen Vereinbarung.

(3) Der Auftrag erstreckt sich, soweit er nicht darauf gerichtet ist, nicht auf die Prüfung der Frage, ob die Vorschriften des Steuerrechts oder Sondervorschriften, wie z. B. die Vorschriften des Preis-, Wettbewerbsbeschränkungs- und Bewirtschaftungsrechts beachtet sind; das gleiche gilt für die Feststellung, ob Subventionen, Zulagen oder sonstige Vergünstigungen in Anspruch genommen werden können. Die Ausführung eines Auftrages umfaßt nur dann Prüfungshandlungen, die gezielt auf die Aufdeckung von Buchfälschungen und sonstigen Unregelmäßigkeiten gerichtet sind, wenn sich bei der Durchführung von Prüfungen dazu ein Anlaß ergibt oder dies ausdrücklich schriftlich vereinbart ist.

(4) Ändert sich die Rechtslage nach Abgabe der abschließenden beruflichen Äußerung, so ist der Wirtschaftsprüfer nicht verpflichtet, den Auftraggeber auf Änderungen oder sich daraus ergebende Folgerungen hinzuweisen.

### 3. Aufklärungspflicht des Auftraggebers

(1) Der Auftraggeber hat dafür zu sorgen, daß dem Wirtschaftsprüfer auch ohne dessen besondere Aufforderung alle für die Ausführung des Auftrages notwendigen Unterlagen rechtzeitig vorgelegt werden und ihm von allen Vorgängen und Umständen Kenntnis gegeben wird, die für die Ausführung des Auftrages von Bedeutung sein können. Dies gilt auch für die Unterlagen, Vorgänge und Umstände, die erst während der Tätigkeit des Wirtschaftsprüfers bekannt werden.

(2) Auf Verlangen des Wirtschaftsprüfers hat der Auftraggeber die Vollständigkeit der vorgelegten Unterlagen und der gegebenen Auskünfte und Erklärungen in einer vom Wirtschaftsprüfer formulierten schriftlichen Erklärung zu bestätigen.

### 4. Sicherung der Unabhängigkeit

Der Auftraggeber steht dafür ein, daß alles unterlassen wird, was die Unabhängigkeit der Mitarbeiter des Wirtschaftsprüfers gefährden könnte. Dies gilt insbesondere für Angebote auf Anstellung und für Angebote, Aufträge auf eigene Rechnung zu übernehmen.

### 5. Berichterstattung und mündliche Auskünfte

Hat der Wirtschaftsprüfer die Ergebnisse seiner Tätigkeit schriftlich darzustellen, so ist nur die schriftliche Darstellung maßgebend. Bei Prüfungsaufträgen wird der Bericht, soweit nichts anderes vereinbart ist, schriftlich erstattet. Mündliche Erklärungen und Auskünfte von Mitarbeitern des Wirtschaftsprüfers außerhalb des erteilten Auftrages sind stets unverbindlich.

### 6. Schutz des geistigen Eigentums des Wirtschaftsprüfers

Der Auftraggeber steht dafür ein, daß die im Rahmen des Auftrages vom Wirtschaftsprüfer gefertigten Gutachten, Organisationspläne, Entwürfe, Zeichnungen, Aufstellungen und Berechnungen, insbesondere Massen- und Kostenberechnungen, nur für seine eigenen Zwecke verwendet werden.

### 7. Weitergabe einer beruflichen Äußerung des Wirtschaftsprüfers

(1) Die Weitergabe beruflicher Äußerungen des Wirtschaftsprüfers (Berichte, Gutachten und dgl.) an einen Dritten bedarf der schriftlichen Zustimmung des Wirtschaftsprüfers, soweit sich nicht bereits aus dem Auftragsinhalt die Einwilligung zur Weitergabe an einen bestimmten Dritten ergibt.

Gegenüber einem Dritten haftet der Wirtschaftsprüfer (im Rahmen von Nr. 9) nur, wenn die Voraussetzungen des Satzes 1 gegeben sind.

(2) Die Verwendung beruflicher Äußerungen des Wirtschaftsprüfers zu Werbezwecken ist unzulässig; ein Verstoß berechtigt den Wirtschaftsprüfer zur fristlosen Kündigung aller noch nicht durchgeführten Aufträge des Auftraggebers.

### 8. Mängelbeseitigung

(1) Bei etwaigen Mängeln hat der Auftraggeber Anspruch auf Nacherfüllung durch den Wirtschaftsprüfer. Nur bei Fehlschlagen der Nacherfüllung kann er auch Herabsetzung der Vergütung oder Rückgängigmachung des Vertrages verlangen; ist der Auftrag von einem Kaufmann im Rahmen seines Handelsgewerbes, einer juristischen Person des öffentlichen Rechts oder von einem öffentlich-rechtlichen Sondervermögen erteilt worden, so kann der Auftraggeber die Rückgängigmachung des Vertrages nur verlangen, wenn die erbrachte Leistung wegen Fehlschlagens der Nacherfüllung für ihn ohne Interesse ist. Soweit darüber hinaus Schadensersatzansprüche bestehen, gilt Nr. 9.

(2) Der Anspruch auf Beseitigung von Mängeln muß vom Auftraggeber unverzüglich schriftlich geltend gemacht werden. Ansprüche nach Abs. 1, die nicht auf einer vorsätzlichen Handlung beruhen, verjähren nach Ablauf eines Jahres ab dem gesetzlichen Verjährungsbeginn.

(3) Offenbare Unrichtigkeiten, wie z. B. Schreibfehler, Rechenfehler und formelle Mängel, die in einer beruflichen Äußerung (Bericht, Gutachten und dgl.) des Wirtschaftsprüfers enthalten sind, können jederzeit vom Wirtschaftsprüfer auch Dritten gegenüber berichtigt werden. Unrichtigkeiten, die geeignet sind, in der beruflichen Äußerung des Wirtschaftsprüfers enthaltene Ergebnisse in Frage zu stellen, berechtigen diesen, die Äußerung auch Dritten gegenüber zurückzunehmen. In den vorgenannten Fällen ist der Auftraggeber vom Wirtschaftsprüfer tunlichst vorher zu hören.

### 9. Haftung

*(1) Für gesetzlich vorgeschriebene Prüfungen gilt die Haftungsbeschränkung des § 323 Abs. 2 HGB.*

*(2) Haftung bei Fahrlässigkeit; Einzelner Schadensfall*

Falls weder Abs. 1 eingreift noch eine Regelung im Einzelfall besteht, ist die Haftung des Wirtschaftsprüfers für Schadensersatzansprüche jeder Art, mit Ausnahme von Schäden aus der Verletzung von Leben, Körper und Gesundheit, bei einem fahrlässig verursachten einzelnen Schadensfall gem. § 54a Abs. 1 Nr. 2 WPO auf 4 Mio. € beschränkt; dies gilt auch dann, wenn eine Haftung gegenüber einer anderen Person als dem Auftraggeber begründet sein sollte. Ein einzelner Schadensfall ist auch bezüglich eines aus mehreren Pflichtverletzungen stammenden einheitlichen Schadens gegeben. Der einzelne Schadensfall umfaßt sämtliche Folgen einer Pflichtverletzung ohne Rücksicht darauf, ob Schäden in einem oder in mehreren aufeinanderfolgenden Jahren entstanden sind. Dabei gilt mehrfaches auf gleicher oder gleichartiger Fehlerquelle beruhendes Tun oder Unterlassen als einheitliche Pflichtverletzung, wenn die betreffenden Angelegenheiten miteinander in rechtlichem oder wirtschaftlichem Zusammenhang stehen. In diesem Fall kann der Wirtschaftsprüfer nur bis zur Höhe von 5 Mio. € in Anspruch genommen werden. Die Begrenzung auf das Fünffache der Mindestversicherungssumme gilt nicht bei gesetzlich vorgeschriebenen Pflichtprüfungen.

*(3) Ausschlußfristen*

Ein Schadensersatzanspruch kann nur innerhalb einer Ausschlußfrist von einem Jahr geltend gemacht werden, nachdem der Anspruchsberechtigte von dem Schaden und von dem anspruchsbegründenden Ereignis Kenntnis erlangt hat, spätestens aber innerhalb von 5 Jahren nach dem anspruchsbegründenden Ereignis. Der Anspruch erlischt, wenn nicht innerhalb einer Frist von sechs Monaten seit der schriftlichen Ablehnung der Ersatzleistung Klage erhoben wird und der Auftraggeber auf diese Folge hingewiesen wurde.

Das Recht, die Einrede der Verjährung geltend zu machen, bleibt unberührt. Die Sätze 1 bis 3 gelten auch bei gesetzlich vorgeschriebenen Prüfungen mit gesetzlicher Haftungsbeschränkung.

## 10. Ergänzende Bestimmungen für Prüfungsaufträge

(1) Eine nachträgliche Änderung oder Kürzung des durch den Wirtschaftsprüfer geprüften und mit einem Bestätigungsvermerk versehenen Abschlusses oder Lageberichts bedarf, auch wenn eine Veröffentlichung nicht stattfindet, der schriftlichen Einwilligung des Wirtschaftsprüfers. Hat der Wirtschaftsprüfer einen Bestätigungsvermerk nicht erteilt, so ist ein Hinweis auf die durch den Wirtschaftsprüfer durchgeführte Prüfung im Lagebericht oder an anderer für die Öffentlichkeit bestimmter Stelle nur mit schriftlicher Einwilligung des Wirtschaftsprüfers und mit dem von ihm genehmigten Wortlaut zulässig.

(2) Widerruft der Wirtschaftsprüfer den Bestätigungsvermerk, so darf der Bestätigungsvermerk nicht weiterverwendet werden. Hat der Auftraggeber den Bestätigungsvermerk bereits verwendet, so hat er auf Verlangen des Wirtschaftsprüfers den Widerruf bekanntzugeben.

(3) Der Auftraggeber hat Anspruch auf fünf Berichtsausfertigungen. Weitere Ausfertigungen werden besonders in Rechnung gestellt.

## 11. Ergänzende Bestimmungen für Hilfeleistung in Steuersachen

(1) Der Wirtschaftsprüfer ist berechtigt, sowohl bei der Beratung in steuerlichen Einzelfragen als auch im Falle der Dauerberatung die vom Auftraggeber genannten Tatsachen, insbesondere Zahlenangaben, als richtig und vollständig zugrunde zu legen; dies gilt auch für Buchführungsaufträge. Er hat jedoch den Auftraggeber auf von ihm festgestellte Unrichtigkeiten hinzuweisen.

(2) Der Steuerberatungsauftrag umfaßt nicht die zur Wahrung von Fristen erforderlichen Handlungen, es sei denn, daß der Wirtschaftsprüfer hierzu ausdrücklich den Auftrag übernommen hat. In diesem Falle hat der Auftraggeber dem Wirtschaftsprüfer alle für die Wahrung von Fristen wesentlichen Unterlagen, insbesondere Steuerbescheide, so rechtzeitig vorzulegen, daß dem Wirtschaftsprüfer eine angemessene Bearbeitungszeit zur Verfügung steht.

(3) Mangels einer anderweitigen schriftlichen Vereinbarung umfaßt die laufende Steuerberatung folgende, in die Vertragsdauer fallenden Tätigkeiten:

a) Ausarbeitung der Jahressteuererklärungen für die Einkommensteuer, Körperschaftsteuer und Gewerbesteuer sowie der Vermögensteuererklärungen, und zwar auf Grund der vom Auftraggeber vorzulegenden Jahresabschlüsse und sonstiger, für die Besteuerung erforderlicher Aufstellungen und Nachweise

b) Nachprüfung von Steuerbescheiden zu den unter a) genannten Steuern

c) Verhandlungen mit den Finanzbehörden im Zusammenhang mit den unter a) und b) genannten Erklärungen und Bescheiden

d) Mitwirkung bei Betriebsprüfungen und Auswertung der Ergebnisse von Betriebsprüfungen hinsichtlich der unter a) genannten Steuern

e) Mitwirkung in Einspruchs- und Beschwerdeverfahren hinsichtlich der unter a) genannten Steuern.

Der Wirtschaftsprüfer berücksichtigt bei den vorgenannten Aufgaben die wesentliche veröffentlichte Rechtsprechung und Verwaltungsauffassung.

(4) Erhält der Wirtschaftsprüfer für die laufende Steuerberatung ein Pauschalhonorar, so sind mangels anderweitiger schriftlicher Vereinbarungen die unter Abs. 3 d) und e) genannten Tätigkeiten gesondert zu honorieren.

(5) Die Bearbeitung besonderer Einzelfragen der Einkommensteuer, Körperschaftsteuer, Gewerbesteuer, Einheitsbewertung und Vermögensteuer sowie aller Fragen der Umsatzsteuer, Lohnsteuer, sonstigen Steuern und Abgaben erfolgt auf Grund eines besonderen Auftrages. Dies gilt auch für

a) die Bearbeitung einmalig anfallender Steuerangelegenheiten, z. B. auf dem Gebiet der Erbschaftsteuer, Kapitalverkehrsteuer, Grunderwerbsteuer,

b) die Mitwirkung und Vertretung in Verfahren vor den Gerichten der Finanz- und der Verwaltungsgerichtsbarkeit sowie in Steuerstrafsachen und

c) die beratende und gutachtliche Tätigkeit im Zusammenhang mit Umwandlung, Verschmelzung, Kapitalerhöhung und -herabsetzung, Sanierung, Eintritt und Ausscheiden eines Gesellschafters, Betriebsveräußerung, Liquidation und dergleichen.

(6) Soweit auch die Ausarbeitung der Umsatzsteuerjahreserklärung als zusätzliche Tätigkeit übernommen wird, gehört dazu nicht die Überprüfung etwaiger besonderer buchmäßiger Voraussetzungen sowie die Frage, ob alle in Betracht kommenden umsatzsteuerrechtlichen Vergünstigungen wahrgenommen worden sind. Eine Gewähr für die vollständige Erfassung der Unterlagen zur Geltendmachung des Vorsteuerabzuges wird nicht übernommen.

## 12. Schweigepflicht gegenüber Dritten, Datenschutz

(1) Der Wirtschaftsprüfer ist nach Maßgabe der Gesetze verpflichtet, über alle Tatsachen, die ihm im Zusammenhang mit seiner Tätigkeit für den Auftraggeber bekannt werden, Stillschweigen zu bewahren, gleichviel, ob es sich dabei um den Auftraggeber selbst oder dessen Geschäftsverbindungen handelt, es sei denn, daß der Auftraggeber ihn von dieser Schweigepflicht entbindet.

(2) Der Wirtschaftsprüfer darf Berichte, Gutachten und sonstige schriftliche Äußerungen über die Ergebnisse seiner Tätigkeit Dritten nur mit Einwilligung des Auftraggebers aushändigen.

(3) Der Wirtschaftsprüfer ist befugt, ihm anvertraute personenbezogene Daten im Rahmen der Zweckbestimmung des Auftraggebers zu verarbeiten oder durch Dritte verarbeiten zu lassen.

## 13. Annahmeverzug und unterlassene Mitwirkung des Auftraggebers

Kommt der Auftraggeber mit der Annahme der vom Wirtschaftsprüfer angebotenen Leistung in Verzug oder unterläßt der Auftraggeber eine ihm nach Nr. 3 oder sonstwie obliegende Mitwirkung, so ist der Wirtschaftsprüfer zur fristlosen Kündigung des Vertrages berechtigt. Unberührt bleibt der Anspruch des Wirtschaftsprüfers auf Ersatz der ihm durch den Verzug oder die unterlassene Mitwirkung des Auftraggebers entstandenen Mehraufwendungen sowie des verursachten Schadens, und zwar auch dann, wenn der Wirtschaftsprüfer von dem Kündigungsrecht keinen Gebrauch macht.

## 14. Vergütung

(1) Der Wirtschaftsprüfer hat neben seiner Gebühren- oder Honorarforderung Anspruch auf Erstattung seiner Auslagen; die Umsatzsteuer wird zusätzlich berechnet. Er kann angemessene Vorschüsse auf Vergütung und Auslagenersatz verlangen und die Auslieferung seiner Leistung von der vollen Befriedigung seiner Ansprüche abhängig machen. Mehrere Auftraggeber haften als Gesamtschuldner.

(2) Eine Aufrechnung gegen Forderungen des Wirtschaftsprüfers auf Vergütung und Auslagenersatz ist nur mit unbestrittenen oder rechtskräftig festgestellten Forderungen zulässig.

## 15. Aufbewahrung und Herausgabe von Unterlagen

(1) Der Wirtschaftsprüfer bewahrt die im Zusammenhang mit der Erledigung eines Auftrages ihm übergebenen und von ihm selbst angefertigten Unterlagen sowie den über den Auftrag geführten Schriftwechsel sieben Jahre auf.

(2) Nach Befriedigung seiner Ansprüche aus dem Auftrag hat der Wirtschaftsprüfer auf Verlangen des Auftraggebers alle Unterlagen herauszugeben, die er aus Anlaß seiner Tätigkeit für den Auftrag von diesem oder für diesen erhalten hat. Dies gilt jedoch nicht für den Schriftwechsel zwischen dem Wirtschaftsprüfer und seinem Auftraggeber und für die Schriftstücke, die dieser bereits in Urschrift oder Abschrift besitzt. Der Wirtschaftsprüfer kann von Unterlagen, die er an den Auftraggeber zurückgibt, Abschriften oder Fotokopien anfertigen und zurückbehalten.

## 16. Anzuwendendes Recht

Für den Auftrag, seine Durchführung und die sich hieraus ergebenden Ansprüche gilt nur deutsches Recht.